UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 16, 2009

First National Bancshares, Inc.
(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdiction of incorporation)

000-30523	58-2466370
(Commission File Number)	(IRS Employer Identification No.)

215 North Pine Street, Spartanburg, S.C.	29302
(Address of principal executive offices)	(Zip Code)

(864) 948-9001
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 16, 2009, First National Bancshares, Inc., (the “Company”) holding company for First National Bank of the South, received a letter from NASDAQ (the “Notice”) indicating that the Company no longer complies with the continued listing requirements set forth in NASDAQ Listing Rule 5250(c)(1).  The Notice arises as a result of the Company’s failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2008, on or before April 15, 2009, the grace period provided for by the Company’s Notification of Late Filing on Form 12b-25.

A copy of the press release announcing this matter is attached hereto as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is filed as part of this report:

Exhibit Number	Description

99.1	Press Release of First National Bancshares, Inc. dated April 22, 2009.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL BANCSHARES, INC.

Dated: April 22, 2009	By:	/s/ Kitty B. Payne
Name: Kitty B. Payne
Title: Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of First National Bancshares, Inc. dated April 22, 2009.

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